                                  EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

Board of Directors
International Isotopes Inc.

         We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

                                             Dallas, Texas
                                             July 8, 1999